UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 17, 2022

 PING IDENTITY HOLDING CORP.

(Exact name of Registrant as specified in its Charter)

Delaware	001-39056	81-2933383
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 17th Street, Suite 100
Denver, CO 80202

(Address of principal executive offices)

(303) 468-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value per share	PING	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Ping Identity Holding Corp. (the “Company”) held on October 17, 2022 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by affiliates of Thoma Bravo, L.P. As of the date of this Current Report on Form 8-K, the transaction is expected to close on October 18, 2022, as described in the Company’s proxy statement for the Special Meeting filed with the U.S. Securities and Exchange Commission on September 16, 2022 (the “Proxy Statement”).

At the Special Meeting, the Company’s stockholders voted on the proposals listed below, which are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt the Agreement and Plan of Merger, dated as of August 2, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Project Polaris Holdings, LP, a Delaware limited partnership (“Parent”), and Project Polaris Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions
68,659,334	15,791	19,812

Proposal 2: The Compensation Proposal

To approve, on an advisory, non-binding basis, the compensation that may be paid or may become payable to the Company’s named executive officers in connection with the Merger.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was approved:

Votes For	Votes Against	Abstentions
61,135,160	5,276,455	2,283,322

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement, was not voted upon at the Special Meeting since there were sufficient votes to approve proposal 1.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed Merger; (ix) potential and ongoing litigation (including the Merger Actions) relating to the Merger that could be or has been instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) continued availability of capital and financing and rating agency actions; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xiii) the impact of adverse general and industry-specific economic and market conditions, including any impact from ongoing conflict in Ukraine and Russia, and reductions in IT and identity spending; (xiv) uncertainty as to timing of completion of the proposed Merger; and (xv) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2022, the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2022, and subsequent filings. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the information statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ping Identity Holding Corp.

Dated: October 17, 2022	By:	/s/ Shalini Sharma
Name: Shalini Sharma
Title: Chief Legal Officer